COMMITMENTS AND CONTINGENCIES	12 Months Ended
Mar. 31, 2024
Disclosure of contingent liabilities [abstract]
COMMITMENTS AND CONTINGENCIES [Text Block]

18. COMMITMENTS AND CONTINGENCIES

a) Environmental Contingencies

The Company's activities are subject to various laws and regulations governing the protection of the environment. These laws and regulations are continually changing and generally becoming more restrictive. The Company believes its operations are materially in compliance with all applicable laws and regulations.

b) Research Agreements

The Company has entered various agreements with arms' length parties pertaining to ongoing science efforts in pursuit of research and/or development and intellectual property with the objective of profitably bringing products to market. Many of the counterparties to these agreements are Canadian universities and affiliated individuals. These agreements can be generalized as having 'no fault' termination clauses regarding ongoing commitments and future liability when the Company determines that the pursuit becomes ineffective or unlikely to result in a profitable or commercially-viable product.

Under certain of these technology license agreements with Canadian universities, the Company has an obligation to pay royalties on revenues from any subject technologies. No such revenues have been earned to date.

c) Contingent liabilities

In September 2018, the Company received a statement of claim from a former employee. The Company is in the process of defending the claim, but views the claim as unmeritorious. On March 24, 2020, the Company commenced an action claim against the former employee for relief relating to contracts and transactions between that employee and the Company, seeking to set aside those agreements and, where applicable, seeking disgorgement of unspecified amounts relating to benefits obtained under those agreements. Although there can be no assurance that any particular claim will be resolved in the Company's favour, management does not believe that the outcome of any claim or potential claims of which it is currently aware will have a material adverse effect on the Company. A trial date has been set to commence on October 21, 2024.

The Company is currently undergoing a Canada Revenue Agency ("CRA") audit of approximately $4 million flow-through share ("FTS") expenditures made and renounced during the fiscal years ended March 31, 2019 through March 31, 2022. The CRA audit may result in amendments to the FTS expenditures renounced during the foregoing period.  Such CRA amendments could result in a Company obligation to indemnify certain of the flow through shareholders as a result of reductions in previously flowed through expenditures.  The CRA audit may also result in a Company obligation for penalties and interest related to reductions in prior-year FTS eligible expenditures and flow through.

As the resolution of the CRA audit is subject to many uncertainties, it is not possible to predict the ultimate outcome or to estimate the Company's potential obligation to indemnify flow through shareholders for amended flow through expenditures or for related penalties and interest, if any, which may result.

No provision has been made for this contingent liability and the amount of any future payment, if any, will be recorded in the period in which such a payment is measurable.